UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 28, 2008

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 Results of Operations and Financial Condition	2
ITEM 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	2
ITEM 9.01 Financial Statements and Exhibits	2
SIGNATURES	3
EXHIBIT INDEX	4
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 2.02 Results of Operations and Financial Condition

On July 29, 2008, Advent Software, Inc. (the “Company”) announced its results of operations for the second quarter ended June 30, 2008. A copy of the Company’s press release announcing such results dated July 29, 2008 is attached hereto as Exhibit 99.1. This Current Report on Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

ITEM 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2008, the Company announced that Craig B. Collins, the Company’s Executive Vice President and Chief Financial Officer, will leave the Company effective July 31, 2008. Mr. Collins will spend more time with his family and pursue other opportunities. Mr. Collins has made himself available as required to help in any transition. In connection with such termination of employment, the Company and Mr. Collins have entered into a Separation Agreement dated as of July 28, 2008 which provides for the severance contained in the Company’s Executive Severance Plan. A copy of the agreement will be filed with the Company’s Quarterly Report on Form 10-Q.

In the interim, Stephanie G. DiMarco, Chief Executive Officer, will be responsible for the operations of the Company’s finance department. James S. Cox, Vice President and Corporate Controller, has been named the Company’s Principal Accounting Officer effective immediately.

ITEM 9.01 Financial Statements and Exhibits

     (d) Exhibits

     The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
99.1	Press release dated July 29, 2008.
99.2	Earnings release presentation dated July 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Stephanie G. DiMarco
Stephanie G. DiMarco Chief Executive Officer and President (Principal Executive Officer)

Dated:  July 29, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated July 29, 2008.
99.2	Earnings release presentation dated July 29, 2008.